Exhibit 10.1

EXECUTION VERSION
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [###]

AIRCRAFT SALE AGREEMENT
Dated as of March 28, 2018

AMONG

SPIRIT AIRLINES, INC.
as Buyer

and

WILMINGTON TRUST COMPANY
(acting not in its individual capacity, but solely as owner trustee under each Trust Agreement)
as Sellers

and

AERCAP GLOBAL AVIATION TRUST
as Owner Participant

Aircraft Make and Model:             14 Used Airbus model A319-100

Exhibit 10.1

Aircraft Manufacturer's Serial Numbers:	2433, 2470, 2473, 2485, 2490, 2673, 2679, 2704, 2711, 2978, 3007, 3017, 3026 and 3165
Make and Model of Engines:            International Aero Engines AG (IAE) model V2524-A5

Exhibit 10.1

TABLE OF CONTENTS
ARTICLE 1: DEFINITIONS3
ARTICLE 2: PLACE AND DATE OF SALE6
ARTICLE 3: SALE PRICE AND OTHER PAYMENTS7
ARTICLE 4: CONDITION OF AIRCRAFT8
ARTICLE 5: BILL OF SALE AND OTHER DOCUMENTARY REQUIREMENTS10
ARTICLE 6: SELLER ASSIGNMENT OF RIGHTS AND WARRANTIES11
ARTICLE 7: EXPENSES AND TAXES12
ARTICLE 8: BUYER INDEMNITY13
ARTICLE 9: OWNER PARTICIPANT GUARANTY15
ARTICLE 10: INSURANCE16
ARTICLE 11: REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER17
ARTICLE 12: REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER19
ARTICLE 13: REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER PARTICIPANT19
ARTICLE 14: NOTICES20
ARTICLE 15: GOVERNING LAW AND JURISDICTION21
ARTICLE 16: MISCELLANEOUS    22
EXHIBIT A: AIRCRAFT DESCRIPTION31
EXHIBIT A-1: BASE PURCHASE PRICE35
EXHIBIT B: LEASES36
EXHIBIT C: TRUST AGREEMENTS38
EXHIBIT D: AIRCRAFT CONDITION40
EXHIBIT E: ACCEPTANCE CERTIFICATE41
EXHIBIT F: WARRANTY BILL OF SALE43
EXHIBIT G: FORM OF LEASE TERMINATION AGREEMENT44
EXHIBIT H: FORM OF FAA LEASE TERMINATION46

Exhibit 10.1

AIRCRAFT SALE AGREEMENT
THIS AIRCRAFT SALE AGREEMENT (this "Agreement") is made and entered into as of March 28, 2018 among:

(1)	SPIRIT AIRLINES, INC. a Delaware corporation whose address and principal place of business is at 2800 Executive Way, Miramar, Florida 33025, United States of America ("Buyer") and

(2)
WILMINGTON TRUST COMPANY, a Delaware trust company, whose address and principal place of business is at 1100 North Market Street, Wilmington, Delaware 19890-1605, U.S.A. acting not in its individual capacity but solely as owner trustee under each Trust Agreement (each, a "Seller" and collectively, “Sellers”); and

(3)	AERCAP GLOBAL AVIATION TRUST, a Delaware statutory trust with an address at 4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland (“Owner Participant”).
The subject matter of this Agreement is fourteen used aircraft and the engines relating thereto, as further described herein, which Sellers desire to sell to Buyer and Buyer is willing to purchase from Sellers.
In consideration of and subject to the mutual covenants, terms and conditions contained in this Agreement, Sellers hereby agree to sell to Buyer and Buyer hereby agrees to purchase from Sellers each Aircraft, and Sellers, Owner Participant and Buyer further agree as follows:
ARTICLE 1: DEFINITIONS
Except where the context otherwise requires, the following words have the following meanings for all purposes of this Agreement. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time. All capitalized terms used but not otherwise defined herein have the meaning set forth in the Lease.
General Definitions.
"Acceptance Certificate" means, in relation to an Aircraft, an acceptance certificate in the form set forth in Exhibit E.
"Aircraft" means each Airframe, together with the Engines, the Parts and the Aircraft Documentation relating thereto, collectively, all as described in the relevant Lease and as presently leased to Lessee by relevant Lessor.
"Aircraft Activity" means, in relation to an Aircraft, the ownership, possession, use, import, export, registration, re-registration, deregistration, non-registration, manufacture, performance, transportation, management, location, movement, acquisition, disposal, transfer, exchange, control, design, condition, defect, testing, inspection, acceptance, delivery, redelivery, leasing, subleasing, wetleasing, pooling, interchange, maintenance, repair, loss, damage, emissions, refurbishment, insurance, reinsurance, service, modification, overhaul, replacement, alteration, storage, removal or operation of such Aircraft or the Airframe, any Engine or any Part thereof (whether in the air or on the ground or otherwise).
"Aircraft Documentation" in relation to an Aircraft, has the meaning given to such expression in the relevant Lease, to the extent title thereto is vested in Lessor under such Lease, in accordance with the terms of such Lease.
"Airframe" in relation to an Aircraft, has the meaning given to such expression in the relevant Lease.

Exhibit 10.1

"Apportioned Purchase Price" means, in relation to an Aircraft, exclusive of Taxes:
(i)     the Base Purchase Price for such Aircraft; plus

(ii)
interest on the Base Purchase Price for such Aircraft at an annual fixed rate of [###], calculated on an actual 365 days basis for each day from and including the Economic Closing Date up to and excluding the Sale Date for such Aircraft; minus

(iii)
all Base Rent (as defined in the relevant Lease) received by the relevant Seller (as Lessor) under the relevant Lease allocable to the period commencing on the Economic Closing Date and continuing thereafter; minus

(iv)	any cash Security Deposit (as defined in the relevant Lease) received by such Seller and not applied by such Seller in accordance with such Lease; minus

(v)
all Reserves (as defined in the relevant Lease) and any other supplemental Rent (as defined in the relevant Lease) received by such Seller and not disbursed to Buyer (as Lessee) or any third party in accordance with such Lease.

"Aviation Authority" means the FAA or any Government Entity which under the Laws of the U.S.A. from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in the U.S.A.
"Base Purchase Price" means, in relation to an Aircraft, the purchase price set forth for such Aircraft as set forth on Exhibit A-1, exclusive of Taxes.
"Bill of Sale" means, in relation to an Aircraft, a bill of sale in form and substance as provided in Exhibit F.
"Business Day" means a day, other than a Saturday or Sunday, on which the banks in the cities where Buyer's and Sellers’ respective banks are located, are open for the transaction of business.
"Default Interest Rate" means [###] above the Dollar LIBOR note in effect on the applicable due date.
"Dollars" and "US$" means the lawful currency of the United States of America.
"Economic Closing Date" means January 1, 2018.
"Engine" in relation to an Aircraft, has the meaning given to such expression in the relevant Lease or any other engine which Seller and Buyer agree in writing will be substituted therefor and all Parts installed in or on any of such engine at Sale of such Aircraft (or substituted, renewed or replacement Parts in accordance with the relevant Lease or this Agreement).
"FAA Bill of Sale" means, in relation to an Aircraft, a bill of sale in the form of FAA form 8050-2.
"FAA Counsel" means Daugherty, Fowler, Peregrin, Haught & Jenson.
"FAA Lease Termination" means, in relation to an Aircraft, the FAA release and termination in the form set forth on Exhibit H.
"Final Sale Date" means August 31, 2018 or such other date as Owner Participant and Buyer may agree in writing.
"Government Entity" means any (a) national, state, provincial, municipal or local government, (b) board, commission, authority, department, division, instrumentality, court, agency or political subdivision thereof or (c) association, organization or institution of which any of the entities listed in (a) or (b) is a member or to whose jurisdiction any such entity is subject.

Exhibit 10.1

"Governing Jurisdiction" means the courts of the State of New York in the County of New York or any Federal court of the United States of America sitting in such County.
"Governing Law" means the laws of the State of New York, United States of America without regard to conflict of law principles other than Section 5-1401 of the New York General Obligations Law.
"International Registry" and "international interest" have meanings given to such expressions in The Convention on International Interests in Mobile Equipment, concluded in Cape Town, South Africa on November 16, 2001.
"Law" means any (a) law, statute, decree, constitution, regulation, judgment, injunction, order or directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party, (c) judicial or administrative interpretation or application of any of the foregoing or (d) any binding judicial precedent having the force of law.
"Lease" means, in relation to an Aircraft, the lease agreement for such Aircraft between the relevant Seller (as Lessor thereunder) and Buyer (as Lessee thereunder) as more particularly described in Exhibit B.
"Lease Termination Agreement" means, in respect of an Aircraft, a lease termination agreement in the form set forth in Exhibit G.
"Lessee" in relation to an Aircraft, has the meaning given to such expression in the relevant Lease.
"Lessor" in relation to an Aircraft, has the meaning given to such expression in the relevant Lease.
"Loss" means any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature.
"Manufacturer" means Airbus SAS.
"Part" in relation to an Aircraft, has the meaning given to such expression in the relevant Lease, to the extent title thereto is vested in Lessor in accordance with the terms of the relevant Lease.
"Person" means any individual, firm, partnership, joint venture, trust, corporation, company, Government Entity, committee, department, authority or any body or entity, incorporated or unincorporated, whether having distinct legal personality or not.
"Sale" means, in relation to an Aircraft, the tender for sale of such Aircraft by the relevant Seller to Buyer and Buyer's purchase of such Aircraft from such Seller in accordance with this Agreement.
"Sale Date" in relation to an Aircraft, means the date on which the Sale takes place.
"Sale Location" means, in relation to an Aircraft, Fort Lauderdale, Florida, U.S.A. or such other place as may be agreed in writing by Buyer and the relevant Seller.
"Scheduled Sale Date" means, in relation to an Aircraft, the date within the Scheduled Sale Month mutually agreed by Buyer and Owner Participant or such other date which Buyer and Owner Participant may agree as being the date on which the Sale is expected to occur.
"Scheduled Sale Month" means, in relation to an Aircraft, the month set forth on Exhibit A-1.
"Security Interest" means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, international interest, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession, seizure or detention.

Exhibit 10.1

"Sellers’ Bank" means the Sellers’ bank account specified in Article 3.2 or such other bank account as the Sellers may from time to time designate by written notice to Buyer.
"Seller Indemnitee" means, in relation to an Aircraft, each of the relevant Seller, Owner Participant, International Lease Finance Corporation and AerCap Ireland Capital Designated Activity Company and each of their respective officers, directors, employees, agents and shareholders.
"State of Registration" means U.S.A.
"Taxes" has the meaning given to such expression in Article 7.2.
"Tax Indemnitee" means, in relation to an Aircraft, the relevant Seller, Owner Participant and AerCap Ireland Capital Designated Activity Company.
"this Agreement" means this Aircraft Sale Agreement, together with all Exhibits hereto.
"Total Loss" in relation to an Aircraft, has the meaning given to such expression in the relevant Lease.
"Trust Agreement" means, in relation to an Aircraft, the trust agreement between Owner Participant and the relevant Seller, as more particularly described in Exhibit C.
"Warranted Security Interests" means at the time of the Sale, in relation to an Aircraft, any Security Interests created by or through the relevant Seller or Owner Participant.
ARTICLE 2: PLACE AND DATE OF SALE
2

2.1	Location of Sale.
In respect of an Aircraft, the relevant Seller will tender such Aircraft for sale to Buyer at the relevant Sale Location.

2.2	Scheduled Sale Date.
In respect of an Aircraft, as of the date hereof, the sale of such Aircraft by the relevant Seller to Buyer is scheduled to occur on the relevant Scheduled Sale Date.

2.3	Total Loss prior to Sale.
In respect of an Aircraft, if a Total Loss of the Aircraft or Airframe with respect to such Aircraft has occurred, this Agreement will terminate in respect of such Aircraft, and none of the parties will have any further liability to the other parties under this Agreement in respect of such Aircraft.

2.4	Cancellation for Delay.
In respect of an Aircraft, if the Sale of such Aircraft has not occurred by the Final Sale Date, then each of the parties may (provided that such party is not in breach of this Agreement) terminate this Agreement in respect of such Aircraft, by giving the other parties written notice within 10 Business Days after the Final Sale Date and this Agreement will terminate with respect to such Aircraft on the date of receipt of such notice. In the event of such termination, none of the parties will have any further liability to the other in respect of such Aircraft pursuant to this Agreement. If none of the parties gives notice of termination within such 10 Business Days, all of the parties lose all rights to terminate under this Article 2.4 in respect of such Aircraft unless otherwise agreed in writing by the parties.

Exhibit 10.1

2.5	Cancellation for Anticipatory Delay.
Promptly after a party becomes aware that in such party’s reasonable opinion a delay (other than a delay caused by or arising from any action or inaction of such party) will cause the Sale of an Aircraft to be delayed beyond the Final Sale Date, such party will notify the other and the parties shall (during the 5 Business Day period following such notice) discuss in good faith a revised Final Sale Date for such Aircraft. If a new Final Sale Date is not agreed and confirmed in writing within such 5 Business Day period, then by written notice to the parties given within 10 Business Days after receipt of such notice, each of the parties may (provided that such party is not in breach of this Agreement) by written notice to the other parties to this Agreement, terminate this Agreement in respect of such Aircraft and this Agreement will terminate on the date of receipt of such notice. In the event of such termination, none of the parties will have any further liability to the other in respect of such Aircraft pursuant to this Agreement. If none of the parties gives notice of termination within such 10 Business Days, all of the parties lose all right to terminate under Articles 2.4 and 2.5 unless otherwise agreed in writing by the parties.

2.6	Risk of Loss.
In respect of an Aircraft, on and from the Sale of such Aircraft, all risk of loss and damage to such Aircraft will pass from relevant Seller to Buyer.
ARTICLE 3: SALE PRICE AND OTHER PAYMENTS
3

3.1	Sale Price.
In respect of an Aircraft, on the relevant Scheduled Sale Date, provided the conditions precedent set forth in Article 5.1 have been satisfied (or waived by Buyer) in respect of such Aircraft, Buyer will pay to the relevant Seller the Apportioned Sale Price for such Aircraft and cause the other conditions precedent in respect of such Aircraft set forth in Article 5.2 to be satisfied, whereupon the relevant Seller will execute and deliver the Bill of Sale for such Aircraft to Buyer.

3.2	Sellers’ Bank Account.
In respect of an Aircraft, the Apportioned Purchase Price for such Aircraft and all other amounts payable by Buyer to the relevant Seller in respect of such Aircraft under this Agreement will be paid by wire transfer of immediately available Dollar funds to Sellers’ bank account at:

Account Name:	[###]
Account Number:	[###]
Swift Code:	[###]
ABA/Fedwire:	[###]
Bank Name:	[###]
Bank Address:	[###]

When it is stated in this Agreement that any payment is due or must be paid or made by Buyer by a specific date, then such payment actually must be received by Sellers’ Bank on or before such specific date, even if, in order for such payment to be received by Sellers’ Bank by such specific date, Buyer must initiate the wire transfer prior to such specific date.

Exhibit 10.1

3.3	Payments.
All payments to be made by Buyer under this Agreement (1) will be made without set off or counterclaim whatsoever and (2) will be made in full without any deduction or withholding in respect of Taxes unless the deduction or withholding is required by Law, in which event Buyer will: (a) ensure that the deduction or withholding does not exceed the minimum amount legally required; (b) forthwith pay to Seller such additional amount so that the net amount received by Seller will equal the full amount which would have been received by Seller had no such deduction or withholding been made; (c) pay to the relevant taxation authority or other Government Entity within the period for payment permitted by Law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this Article 3.3); and (d) furnish to Seller, within the period for payment permitted by the relevant Law, an official receipt of the relevant taxation authority or other Government Entity in respect of all amounts so deducted or withheld or, if such receipts are not customarily issued by such authority or other Government Entity in respect of payment of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding in form and substance reasonably satisfactory to Seller; provided that, for the avoidance of doubt, Buyer shall not be required to pay any additional amount pursuant to Article 3.3(b) unless the applicable deduction or withholding is a Tax as defined in Article 7.2.

3.4	Interest.
Any amount due or payable by Buyer under this Agreement will, if not paid when due, bear interest at the Default Interest Rate from the date such amount is due until the date of actual payment. Such interest will accrue on a day-to-day basis. All amounts of interest payable under this Article 3.4 will be calculated on the basis of the actual number of days elapsed (from the applicable due date until and including the date of payment in full by Buyer) and a 360 day year.
ARTICLE 4: CONDITION OF AIRCRAFT
4

4.1	Buyer Inspection of Aircraft at Sale.
In respect of an Aircraft, Buyer acknowledges that, as between Buyer and relevant Seller, in accepting such Aircraft, Buyer is relying on its own inspection and knowledge of such Aircraft in determining whether such Aircraft meets the requirements of this Agreement.

4.2	Intentionally Omitted.

4.3	Disclaimer.
IN RESPECT OF AN AIRCRAFT, WITHOUT LIMITING THE RELEVANT SELLER’S REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE 12.1.5 SUCH AIRCRAFT AND EACH PART THEREOF IS SOLD IN "AS IS, WHERE IS" CONDITION WITH ALL FAULTS, WITHOUT ANY REPRESENTATION, WARRANTY OR GUARANTEE OF ANY KIND BEING MADE OR GIVEN BY THE RELEVANT SELLER, ITS SERVANTS OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE.
4.3.1    IN RESPECT OF AN AIRCRAFT, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE RELEVANT SELLER SPECIFICALLY DISCLAIMS, AND EXCLUDES HEREFROM (a) ANY WARRANTY AS TO THE AIRWORTHINESS, VALUE, DESIGN, QUALITY, MANUFACTURE, OPERATION, OR CONDITION OF SUCH AIRCRAFT; (b) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE; (c) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF FREEDOM FROM ANY RIGHTFUL CLAIM BY WAY OF INFRINGEMENT OR THE LIKE; (d) ANY IMPLIED REPRESENTATION OR

Exhibit 10.1

WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (e) ANY EXPRESS OR IMPLIED WARRANTY REGARDING THE CONDITION OF SUCH AIRCRAFT; AND (f) ANY OBLIGATION OR LIABILITY OF THE RELEVANT SELLER ARISING IN CONTRACT OR IN TORT (INCLUDING STRICT LIABILITY OR SUCH AS MAY ARISE BY REASON OF SELLER'S NEGLIGENCE) ACTUAL OR IMPUTED, OR IN STRICT LIABILITY, INCLUDING ANY OBLIGATION OR LIABILITY FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO SUCH AIRCRAFT OR FOR ANY LIABILITY OF BUYER TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGE WHATSOEVER.

4.3.2
IN RESPECT OF AN AIRCRAFT, DELIVERY BY BUYER TO THE RELEVANT SELLER OF THE ACCEPTANCE CERTIFICATE IN RELATION TO SUCH AIRCRAFT WILL BE CONCLUSIVE PROOF AS BETWEEN SUCH SELLER AND BUYER THAT BUYER'S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED SUCH AIRCRAFT AND EACH PART THEREOF AND THAT SUCH AIRCRAFT AND EACH PART THEREOF IS AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR, WITHOUT DEFECT (WHETHER OR NOT DISCOVERABLE ON THE SALE DATE) AND IN EVERY WAY SATISFACTORY TO BUYER.

4.4	Deficiencies and Delays.
In respect of an Aircraft, Buyer agrees that, from and after the time of Sale of such Aircraft, the relevant Seller will not be liable for any Loss caused directly or indirectly by such Aircraft or any part thereof, by any inadequacy of such Aircraft for any purpose or any deficiency or defect therein, by the use or performance of such Aircraft, by any maintenance or repairs to such Aircraft, by any interruption or loss of service or use of such Aircraft or by any loss of business or other consequential damage or any other damage whatsoever. Nothing in Article 4.3.1 or this Article 4.4 will limit a relevant Seller or Owner Participant’s express obligations or express warranties and representations as set forth in this Agreement or in any relevant Bill of Sale, or, subject to Article 16.15, liability as a result of a breach of such obligations or representations and warranties.

Exhibit 10.1

ARTICLE 5: BILL OF SALE AND OTHER DOCUMENTARY REQUIREMENTS
5

5.1	Conditions to Buyer's Obligations.
In respect of each Aircraft, the following are conditions precedent to Buyer's obligation to purchase such Aircraft from the relevant Seller (which may be waived in full or in part by Buyer at its sole discretion):

5.1.1	The Lease Termination Agreement and FAA Lease Termination for such Aircraft shall have been executed and delivered by the relevant Lessor to FAA Counsel in escrow for the benefit of Lessee;

5.1.2
On the Scheduled Sale Date for such Aircraft (or, if later, such other date on which Seller tenders the Aircraft to Buyer), such Aircraft conforms to the description set forth in Exhibits A and D and shall be located at the Sale Location or in a mutually acceptable location for the purposes of minimising and eliminating Taxes;

5.1.3
Owner Participant will have delivered to Buyer certified copies of resolutions of the Board of Directors or management board of Owner Participant or other written evidence of appropriate corporate action duly certifying and authorizing the sale of the Aircraft hereunder and the execution, delivery and performance of this Agreement, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver documents on behalf of Owner Participant hereunder;

5.1.4
The relevant Seller will have delivered to Buyer certified copies of resolutions of the Board of Directors of such Seller or other written evidence of appropriate corporate action duly certifying and authorizing the sale of such Aircraft hereunder and the execution, delivery and performance of this Agreement, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver documents on behalf of the relevant Seller hereunder;

5.1.5Owner Participant will not be in breach of its obligations under this Agreement;
5.1.6The relevant Seller will not be in breach of its obligations under this Agreement;

5.1.7	The relevant Seller will have executed and delivered the Bill of Sale for such Aircraft and the FAA Bill of Sale for such Aircraft to FAA Counsel in escrow for the benefit of Lessee; and

5.1.8
The relevant Seller will have delivered to Lessee a duly completed and executed IRS Form W-9 and any other appropriate forms or documentation and Owner Participant will have delivered a duly completed and executed IRS Form W-8 and any other appropriate forms or documentation, in each case establishing a complete exemption for any withholding that would otherwise be imposed on any payments made hereunder.

5.2	Conditions to Seller's Obligations.
In respect of each Aircraft, the following are conditions precedent to the relevant Seller's obligation to sell such Aircraft to Buyer (which may be waived in full or in part by such Seller at its sole discretion):

5.2.1	The Lease Termination Agreement and FAA Lease Termination for such Aircraft shall have been executed and delivered by Lessee to FAA Counsel in escrow for the benefit of the relevant Lessor;

Exhibit 10.1

5.2.2No Event of Default will have occurred and be continuing under the relevant Lease;

5.2.3	The relevant Lessor will have received all amounts due and owing from Lessee to such Lessor in respect of such Aircraft pursuant to the relevant Lease;

5.2.4
Buyer will have executed and delivered to the relevant Seller an Acceptance Certificate for such Aircraft in the form of Exhibit E covering such Aircraft and effective as of the Sale Date for such Aircraft;

5.2.5	The relevant Seller will have received from Buyer the Apportioned Purchase Price for such Aircraft in accordance with Article 3.1;

5.2.6	The relevant Seller will have received a certificate of insurance and broker’s undertaking in respect of such Aircraft evidencing insurance in accordance with Article 10;

5.2.7
Buyer will have delivered to relevant Seller certified copies of resolutions of the Board of Directors of Buyer or other written evidence of appropriate corporate action duly certifying and authorizing the sale of the Aircraft hereunder and the execution, delivery and performance of this Agreement, together with an incumbency certificate as to the Person or Persons authorized to execute and deliver documents on behalf of Buyer hereunder;

5.2.8Buyer will not be in breach of its obligations under this Agreement; and

5.2.9
On the Scheduled Sale Date for such Aircraft (or, if later, such other date on which Seller tenders the Aircraft to Buyer), such Aircraft shall be located at the Sale Location or in a mutually acceptable location for the purposes of minimising and eliminating Taxes.

5.3	Filings and Registrations.
In respect of each Aircraft, in connection with and concurrently with the Sale of such Aircraft the following will occur:

5.3.1
The parties hereto will cause the FAA Lease Termination for such Aircraft, the FAA Bill of Sale for such Aircraft and the Application for Aircraft Registration for such Aircraft in the name of Lessee to be filed and recorded, or filed for recording with the FAA in the following order: first, such FAA Lease Termination, second, such FAA Bill of Sale, and third, such Application for Aircraft Registration.

5.3.2
The parties hereto will cause the deregistration and registration of the following to be effected on the International Registry in the following order: first, discharge of the International Interests created pursuant to the relevant Lease, and second, registration of the Sale of the relevant Airframe and Engines from the relevant Seller to Lessee.

ARTICLE 6: SELLER ASSIGNMENT OF RIGHTS AND WARRANTIES
6

6.1	Assignable Warranties.
In relation to each Aircraft, promptly following the Sale of such Aircraft, the relevant Seller will assign to Buyer any assignable warranties and indemnities given to such Seller by Manufacturer and the Engine manufacturer for such Aircraft, by executing and delivering to Buyer of assignments substantially in the form of the existing warranty assignments in favour of Lessee. Effective on the Sale Date of an Aircraft, all other assignable vendor warranties with respect to such Aircraft are hereby assigned by the relevant Seller to Buyer.

6.2	Non-Assignable Warranties.

Exhibit 10.1

In relation to each Aircraft, following the Sale of such Aircraft, to the extent that any warranty or indemnity given to the relevant Seller by Manufacturer or any other Person with respect to such Aircraft cannot be assigned, Buyer will be entitled to take such action to enforce such warranty or indemnity in the name of such Seller against Manufacturer or such other Person as Buyer reasonably sees fit, but subject to Buyer's first ensuring that such Seller is indemnified and secured to such Seller's satisfaction against all losses, damages, costs, expenses and liabilities thereby incurred or reasonably expected to be incurred.

ARTICLE 7: EXPENSES AND TAXES
7

7.1	Costs and Expenses of Sale.
In relation to each Aircraft, Buyer, the relevant Seller and Owner Participant will each be responsible for its own costs and expenses with respect to the purchase and sale of such Aircraft. Buyer will pay all costs and expenses incurred by Lessee in connection with the termination of the leasing of such Aircraft pursuant to the relevant Lease and all expenses to deregister the Aircraft in the name of the relevant Seller and to reregister the Aircraft in the name of Buyer.

7.2	Taxes.
In relation to each Aircraft, Buyer agrees to pay promptly when due, and to indemnify and hold harmless each Tax Indemnitee on a full indemnity basis from, all sales, use, stamp duty, value added, transfer or similar taxes imposed by any jurisdiction, Government Entity or taxing authority (and any fees, levies, duties, charges, deductions, withholdings, assessments, penalties, fines or interest related to the foregoing taxes) in connection with this Agreement and/or the Sale of such Aircraft (collectively, "Taxes").

7.3	Reserved.

7.4	After Tax Basis.
The amount which Buyer is required to pay with respect to any Taxes indemnified against under Article 7.2 is an amount sufficient to restore the applicable Tax Indemnitee on an after tax basis to the same position such Tax Indemnitee would have been in had such Taxes not been incurred.

7.5	Timing of Payment.
Any amount payable to a Tax Indemnitee pursuant to this Article 7 will be paid within 10 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable provided, however, that such amount need not be paid by Buyer prior to the earlier of (a) the date any Tax is payable to the appropriate Government Entity or taxing authority or (b) in the case of amounts which are being contested by Buyer in good faith or by such Tax Indemnitee pursuant to Article 7.6, the date such contest is finally resolved.

7.6	Contests.
If a claim is made against a Tax Indemnitee for Taxes with respect to which Buyer is liable for a payment or indemnity under this Agreement, such Tax Indemnitee will promptly give Buyer notice in writing of such claim; provided, however, that such Tax Indemnitee's failure to give notice will not relieve Buyer of its obligations hereunder unless such failure materially impairs or precludes Buyer's ability to contest the claim. So long as adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, then such Tax Indemnitee at Buyer's written request will in good faith, with due diligence and at Buyer's expense, contest (or permit Buyer to contest in the name of Buyer or such Tax Indemnitee) the validity, applicability or amount of such Taxes.

Exhibit 10.1

7.7	Refunds.
Upon receipt by a Tax Indemnitee of a refund of all or any part of any Taxes which Buyer has paid, such Tax Indemnitee will pay to Buyer the net amount of such Taxes refunded.

7.8	Cooperation in Filing Tax Returns.
Buyer and each Tax Indemnitee will cooperate with one another (i) in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing and (ii) in minimizing or eliminating any Taxes or withholding taxes imposed in connection with any Sale.
ARTICLE 8: BUYER INDEMNITY
8

8.1	Buyer’s General Indemnity.
In relation to each Aircraft, except as set forth in Article 8.2, Buyer agrees to indemnify and hold harmless each Seller Indemnitee relating to such Aircraft from any Loss imposed on, incurred by or asserted against any such Seller Indemnitee with respect to:

(a)	any Aircraft Activity of such Aircraft occurring after the Sale of such Aircraft;

(b)
any claim arising after the Sale of such Aircraft that any design, article or material in the Aircraft or that any Aircraft Activity of such Aircraft after the Sale of such Aircraft constitutes an infringement of a patent, trademark, copyright infringement, design or other proprietary right;

(c)	any non-compliance by Buyer with any term of this Agreement or the falsity or inaccuracy of any representation or warranty of Buyer set forth herein; or

(d)	any failure of payment by Buyer of any sum to be paid by Buyer in respect of such Aircraft when due under this Agreement.
The foregoing indemnity by Buyer is intended to include and cover any Loss to which a Seller Indemnitee may be subject (in contract, tort, strict liability or under any other theory) regardless of the negligence, whether active or passive or of any other type, of such Seller Indemnitee, so long as such Loss does not fall within any of the exceptions listed in Article 8.2.

8.2	Exceptions to General Indemnity.
The indemnity in Article 8.1 will not extend to a Loss which Buyer and the Owner Participant mutually agree or, absent mutual agreement, is judicially determined to have resulted from the gross negligence or wilful misconduct of the claimant. Furthermore, the indemnities in Article 8.1 will not extend to any Loss attributable to any Warranted Security Interest.

8.3	After Tax Basis.
The amount which Buyer will be required to pay with respect to any Loss indemnified against under Article 8.1 will be an amount sufficient to restore the relevant Seller Indemnitee, on an after tax basis, to the same position it would have been in had such Loss not been incurred.

Exhibit 10.1

8.4	Timing of Payment.
It is the intent of the parties that each Seller Indemnitee will have the right to indemnification for Loss hereunder as soon as a claim is made and as soon as any Loss is incurred, whether or not such claim is meritorious and whether or not liability is established (but subject to Articles 8.2. 8.5 and 8.9). Buyer will pay the relevant Seller Indemnitee for Loss pursuant to this Article 8 within 10 days after receipt of a written demand therefor from such Seller Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity.

8.5	Subrogation.
Upon the payment in full of any indemnity pursuant to this Article 8, Buyer will be subrogated to any right of the relevant Seller Indemnitee in respect of the matter against which such indemnity has been made.

8.6	Notice.
Each Seller Indemnitee will give prompt written notice to the Buyer of any liability of which such party has knowledge for which Buyer is, or may be, liable under this Article 8 provided, however, that failure to give such notice will not terminate or affect any of the rights of the Seller Indemnitee under this Article 8 except to the extent Buyer is materially prejudiced by the failure to provide such notice.

8.7	Refunds.
In addition to Buyer’s rights under Article 8.5, if any Seller Indemnitee obtains a recovery of all or any part of any amount which Buyer has paid to it, the relevant Seller Indemnitee will pay to Buyer the net amount recovered by it.

8.8	Defense of Claims.
Buyer and its insurers will have the right (in each such case at Buyer's sole expense) to investigate or, provided that Buyer or its insurers have not reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, defend or compromise any claim covered by insurance for which indemnification is sought pursuant to this Article 8 and each Seller Indemnitee will reasonably cooperate with Buyer or its insurers with respect thereto. If Buyer or its insurers are retaining attorneys to handle such claim, such counsel must be reasonably satisfactory to the applicable Seller Indemnitees. If not, the Seller Indemnitees will have the right to retain counsel of their choice at Buyer's expense.

8.9	Other Indemnification.
Buyer will be obligated to indemnify and hold harmless the relevant Seller Indemnitee in accordance with the terms of this Article 8 and any Seller Indemnitee may invoke Buyer's obligations hereunder even if such Seller Indemnitee also has received an agreement to indemnify and hold harmless with respect to the same matters by another Person.

Exhibit 10.1

ARTICLE 9: OWNER PARTICIPANT GUARANTY
9

9.1	Guarantee of Owner Participant.
Owner Participant does hereby unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, as unconditional, absolute, present and continuing obligation, the full, proper and punctual payment and performance by each Seller of any and all amounts payable and obligations whatsoever under this Agreement, each Bill of Sale, each FAA Bill of Sale (collectively, the “Seller Documents”) and each agreement entered into in connection herewith or therewith to be paid or performed by each Seller  (collectively, the "Guaranteed Obligations").  This guarantee shall remain in full force and effect until the Guaranteed Obligations shall have been irrevocably satisfied and paid in full.  In the event any payment made prior to, or made pursuant to an agreement made prior to, the expiration of this guarantee by any Seller to Buyer shall be later rescinded or declared void by reason of any law, this guarantee shall be reinstated in full force and effect and the liability of Owner Participant hereunder shall be computed as if such moneys had never been paid.  The guarantee of Owner Participant hereunder shall not be subject to any counterclaim, setoff, deduction, abatement or defense based upon any claim Owner Participant may have against Buyer or any affiliate thereof, or by reason of the invalidity, illegality, non-genuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not Buyer shall have any knowledge or notice thereof).  This guarantee is in no way conditioned upon any attempt to collect from any Seller or any other Person, or upon any other event or contingency, is a guarantee of all of the Guaranteed Obligations, and shall be binding upon and enforceable against Owner Participant without regard to any circumstances whatsoever.

9.2	Owner Participant’s Obligations Not Affected.
The obligations of Owner Participant under this Guaranty shall, to the fullest extent permitted by applicable law, remain in full force and effect without regard to, and shall not be impaired or affected by:

(a)	any extension, indulgence or renewal in respect of the payment of any amount payable, or the performance of any Guaranteed Obligation; or

(b)
any amendment or modification of or addition or supplement to or deletion from any of the terms of any Seller Document or any other agreement (including, without limitation, any collateral security, other guarantee, if any, or other credit support or right of offset with respect thereto) which may be made relating to any Seller Document or any Guaranteed Obligation; or

(c)
any compromise, waiver, release or consent or other action or inaction in respect of any of the terms of any Seller Document, or any other agreement (including, without limitation, any collateral security, other guarantee, if any, or other credit support or right of offset with respect thereto) which may be made relating to any Seller Document or any Guaranteed Obligation; or

(d)
any exercise or non-exercise by the Buyer of any right, power, privilege or remedy under or in respect of this Guaranty or any other Seller Document, or any waiver of any such right, power, privilege or remedy or of any default in respect of this Guaranty or any other Seller Document or any guarantee or other agreement executed pursuant hereto, or any receipt of any security or any release of any security; or

(e)	any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of any Seller, Owner Participant or any other Person; or

Exhibit 10.1

(f)	any limitation of the liability of any Seller under the terms of any Seller Document which may now or hereafter be imposed by any statute, regulation or rule of law; or

(g)
any merger or consolidation of any Seller or Owner Participant into or with any other person or entity, or any sale, lease or transfer of any or all of the assets of any Seller or Owner Participant to any other person or entity; or

(h)	any indebtedness of any Seller to any person or entity, including Owner Participant; or

(i)	any change in law; or

(j)	absence of any notice to, or knowledge by, Owner Participant of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (i); or

(k)
any other circumstance whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against Owner Participant.

9.3	Waiver.
Owner Participant unconditionally waives, to the fullest extent permitted by law, (a) notices of the creation of any Guaranteed Obligation under the Seller Documents or any of the matters referred to in Article 9.2 or any notice of or proof of reliance by Buyer upon this Guaranty or acceptance of this Guaranty (the Guaranteed Obligations shall conclusively be deemed to have been created, contracted, incurred or renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between any Seller or Owner Participant and the Buyer shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty), (b) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Buyer against Owner Participant, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any Seller Document, and notice of default or any failure on the part of any Seller to perform and comply with any Guaranteed Obligation, (c) any right to the enforcement, assertion or exercise by the Buyer of any right, power, privilege or remedy conferred herein or in any Seller Document or otherwise, (d) any requirement of promptness or diligence on the part of the Buyer or (e) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against Owner Participant.
ARTICLE 10: INSURANCE
10

10.1	Liability Insurance.
In relation to each Aircraft, for a period of two years following the Sale Date for such Aircraft, Buyer will include, or cause any subsequent owner, lessee or other operator of the Aircraft to include, the Seller Indemnitees and their respective successors and assigns (for their respective rights and interests) as additional insureds on its aviation and airline legal liability insurances (including products liability) in respect of such Aircraft in accordance with the requirements of the relevant Lease as in effect on the Sale Date for such Aircraft.
In any event, all such insurances will:
(a)    be in an amount not less than US$[###] per occurrence;

(b)	note the interest of each Seller Indemnitee;

Exhibit 10.1

(c)	provide that Seller, its directors, officers or employees, have no responsibility for payment of premium;

(d)	provide that the insurance waive rights of subrogation against the Seller Indemnitees to the extent the Buyer has waived its rights by its agreement to indemnify such Seller Indemnitee;

(e)
provide that the insurance as to the interests of each Seller Indemnitee not be invalidated by any action or inaction by any other person or party which results in a breach of any term, condition or warranty of the policy;

(f)	be primary without rights of contribution in relation to any other insurance which may be available to Seller Indemnitees;

(g)
Operate in all respects as if a separate policy had been issued to and covering each insured thereunder; provided, however, that the total liability under the policy will not exceed the limits of liability under the policy; and

(h)
Except in respect of any provision for cancellation or automatic termination specified in the policy or any endorsement thereof, cover provided by the endorsement may only be cancelled or materially altered in a manner adverse to relevant Seller by the giving of not less than thirty (30) days notice in writing to relevant Seller (or, in respect of war risk coverage, seven (7) days notice or such lesser notice period as may be generally practiced in the relevant aviation insurance market).

ARTICLE 11: REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER
11

11.1	Representations, Warranties and Covenants.
Buyer represents, warrants and covenants the following to the relevant Seller and Owner Participant as of the date hereof and as of the Sale Date for each Aircraft:

11.1.1
Corporate Status. Buyer is a company duly organized, validly existing and in good standing under the Laws of the State of Delaware, U.S.A. It has the power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

11.1.2
Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by Buyer of this Agreement, except, in respect of each Aircraft, as will have been duly affected as of the Sale Date for such Aircraft.

11.1.3
Binding. Buyer's Board of Directors has authorized Buyer to enter into this Agreement. This Agreement has been duly executed and delivered by Buyer and represents the valid, binding and enforceable obligations of Buyer except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

11.1.4	Licenses. Buyer holds all licenses, certificates and permits from applicable Government Entities in its jurisdiction of organization for the performance of its obligations under this Agreement.

Exhibit 10.1

11.1.5
No Suits. There are no suits, arbitrations or other proceedings pending or, to the knowledge of Buyer, threatened against Buyer before any court or administrative agency against or affecting Buyer which, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of Buyer or its ability to perform under this Agreement.

11.1.6	Reserved.

11.1.7	No Restrictions on Payments. To the knowledge of Buyer, there are no present restrictions on Buyer making the payments required by this Agreement under the Laws of its jurisdiction of organization.

11.1.8
General Obligations. The obligations of Buyer under this Agreement are direct, general and unconditional obligations of Buyer and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of Buyer, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance.

11.1.9
No Sovereign Immunity. Buyer, under the Laws of its jurisdiction of organization or of any other jurisdiction affecting Buyer, is subject to private commercial law and suit. Neither Buyer nor its properties or assets is entitled to sovereign immunity under any such Laws. Buyer's performance of its obligations hereunder constitute commercial acts done for commercial purposes.

11.1.10	No Breach of this Agreement. Buyer is not in breach of its obligations under this Agreement.

11.1.11
Compliance with Laws. Buyer (i) is not a listed person under any United States, European Union or United Nations export control or economic sanction and (ii) will not at any time use, operate, transfer, sell or otherwise make available the Aircraft in violation of any applicable United States, European Union or United Nations export control or economic sanction. In respect of each Aircraft, Buyer acknowledges that in respect of its purchase, use, exportation or transfer of such Aircraft, compliance with the applicable Laws of all applicable jurisdictions after the Sale Date for such Aircraft is the sole responsibility of Buyer.

Exhibit 10.1

ARTICLE 12: REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER
12

12.1	Representations, Warranties and Covenants.
In respect of each Aircraft, the relevant Seller represents, warrants and covenants the following to Buyer as of the date hereof and as of the Sale Date for such Aircraft and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 4.3:

12.1.1
Corporate Status. Such Seller is a trust company duly organized, validly existing and in good standing under the Laws of Delaware, U.S.A, acting not in its individual capacity but solely as owner trustee under the Trust Agreement relating to such Aircraft for the benefit of Owner Participant. It has the power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

12.1.2
Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any Government Entity is required for the valid authorization, execution, delivery and performance by such Seller of this Agreement.

12.1.3
Binding. This Agreement has been duly authorized, executed and delivered by such Seller and represents its valid, enforceable and binding obligations of such Seller except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

12.1.4
No Breach. The execution and delivery of this Agreement, the consummation by such Seller of the transactions contemplated herein and compliance by such Seller with the terms and provisions hereof do not and will not contravene any Law applicable to such Seller, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of such Seller pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by law or other agreement or instrument to which such Seller is a party or by which such Seller or its properties or assets may be bound or affected.

12.1.5
Title to Aircraft. As of the time of Sale of such Aircraft, such Seller will have good, valid and marketable title to such Aircraft to transfer to Buyer, free and clear of all Warranted Security Interests.

ARTICLE 13: REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER PARTICIPANT
13

13.1	Representations, Warranties and Covenants.
Owner Participant represents, warrants and covenants the following to Buyer as of the date hereof and as of the Sale Date for each Aircraft:

13.1.1
Corporate Status. Owner Participant is a statutory trust duly formed, validly existing and in good standing under the Laws of Delaware, U.S.A. It has the power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

13.1.2
Governmental Approvals. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any Government Entity is required for the valid authorization, execution, delivery and performance by Owner Participant of this Agreement.

Exhibit 10.1

13.1.3
Binding. This Agreement has been duly authorized, executed and delivered by Owner Participant and represents the valid, enforceable and binding obligations of Owner Participant except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

13.1.4
No Breach. The execution and delivery of this Agreement, the consummation by Owner Participant of the transactions contemplated herein and compliance by Owner Participant with the terms and provisions hereof do not and will not contravene any Law applicable to Owner Participant, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of Owner Participant pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by law or other agreement or instrument to which Owner Participant is a party or by which Owner Participant or its properties or assets may be bound or affected.

13.1.5	Sole Owner Participant. As of the time of Sale of each Aircraft, Owner Participant is the sole “Owner Participant” under the relevant Trust Agreement.

13.1.6
Title. As of the time of Sale of each Aircraft, the relevant Seller will have good, valid and marketable title to such Aircraft to transfer to Buyer, free and clear of all Warranted Security Interests.

ARTICLE 14: NOTICES
14

14.1	Manner of Sending Notices.
Any notice, request or information required or permissible under this Agreement will be in writing and in English. Notices will be delivered in person or sent by fax, e-mail or letter (mailed airmail, certified and return receipt requested) or by express courier addressed to the parties as set forth in Article 14.2. In the case of a fax, notice will be deemed received upon actual receipt (the date of actual receipt will be deemed to be the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent). In the case of an e-mail, notice will be deemed received by the recipient at the time the sender sends such email, unless the sender receives an automated e-mail error message. In the case of a mailed letter, notice will be deemed received on the 10th day after mailing. In the case of a notice sent by express courier, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

14.2	Notice Information.
All notices connected with this Agreement will be sent:

If to a Seller:	WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee under the relevant Trust Agreement
1100 North Market Street
Wilmington, Delaware
19890-1605, U.S.A.
Attention:    Lease Management
E-mail:        [###]

Exhibit 10.1

in each case with a copy to:

AERCAP GLOBAL AVIATION TRUST
4450 Atlantic Avenue
Westpark
Shannon
Co. Clare
Ireland
Attention:         Treasurer
Facsimile:        [###]
E-mail:            [###]

If to Buyer:    SPIRIT AIRLINES, INC.
2800 Executive Way
Miramar, Florida 33025,

United States of America

Attention:    Legal Department
Facsimile:    [###]
E-mail:        [###]
in each case with a copy to:
SPIRIT AIRLINES, INC.
2800 Executive Way
Miramar, Florida 33025,
United States of America

Attention:    Treasury Department
Facsimile:    [
E-mail:        [###]

or to such other places and numbers as either party directs in writing to the other party.
ARTICLE 15: GOVERNING LAW AND JURISDICTION
15

15.1	Governing Law and Jurisdiction.
Unless expressly stated otherwise, this Agreement (and any non-contractual obligations connected with it) will be governed by, and construed in accordance with, the Governing Law. The Governing Jurisdiction will have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement.

15.2	Service of Process.
Without prejudice to any other mode of service:

15.2.1
Buyer hereby consents to the service of process relating to any proceedings before the Governing Jurisdiction in connection with this Agreement by prepaid mailing by certified or registered mail of a copy of the process to Buyer at the address set forth in Article 14 or by any other method of service allowed by applicable Law;

Exhibit 10.1

15.2.2
Seller hereby consents to the service of process relating to any proceedings before the Governing Jurisdiction in connection with this Agreement by prepaid mailing certified or registered mail of a copy of the process to Seller at the address set forth in Article 14 or by any other method of service allowed by applicable Law; and

15.2.3
Owner Participant hereby consents to the service of process relating to any proceedings before the Governing Jurisdiction in connection with this Agreement by prepaid mailing by certified or registered mail of a copy of the process to Owner Participant at the address set forth in Article 14 or by any other method of service allowed by applicable Law.

15.3	Prevailing Party in Dispute.
If any legal action or other proceeding is brought in connection with or arises out of any provisions in this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre and post judgment interest at the Default Interest Rate.

15.4	Conflict of Laws.
Any warranty, representation or other provision herein made by any party with respect to an Aircraft or title therein or Security Interests with respect thereto is made pursuant to the Governing Law and is subject to any Law in or of the Sale Location and/or the State of Registration in respect of such Aircraft.

15.5	Waiver.
Each party irrevocably and unconditionally waives any right it may have, in any forum, to jury trial in respect of any dispute or proceedings in connection with this Agreement. The aforesaid may be filed as a written consent to trial by the court.
ARTICLE 16:     MISCELLANEOUS
16

16.1	No Brokers.
The Aircraft is being sold and purchased without a broker. If any Person asserts any claim against any Seller, Owner Participant or Buyer for fees or commissions by reason of any alleged agreement to act as a broker for any Seller, Owner Participant or Buyer in this transaction, the party for which said person claims to have acted will on demand defend, indemnify and hold harmless the other parties from and against all claims, demands, liabilities, damages, losses, judgments and expenses of every kind (including legal fees, costs and related expenses) arising out of such claim.

16.2	Confidentiality.
This Agreement and all non-public information obtained by any party about any other party are confidential and will not be disclosed by a party to third parties (other than to such party's auditors, legal or technical advisors or as required by applicable Law) without the prior written consent of the other party. If disclosure is required as a result of applicable Law, parties will cooperate with one another to obtain confidential treatment as to the commercial terms and other material provisions of this Agreement.

16.3	Rights of Parties.
Subject and without prejudice to Article 4.3, (a) the rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its

Exhibit 10.1

rights under general Law, (b) the rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing and (c) any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right, any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

16.4	Further Assurances.
Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law, reasonably requested by the auditors of the other party or requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Agreement.

Exhibit 10.1

16.5	Use of Word "including".
The term "including" is used herein without limitation and by way of example only.

16.6	Headings.
All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Agreement. Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Agreement.

16.7	Invalidity of any Provision.
If any of the provisions of this Agreement become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

16.8	Time is of the Essence.
Time is of the essence in the performance of all obligations of the parties under this Agreement and, consequently, all time limitations set forth in the provisions of this Agreement will be strictly observed.

16.9	No Buyer Security Interest.
In relation to each Aircraft, prior to the Sale of such Aircraft, Buyer will not create any Security Interest (including any international interest or any prospective international interest) in or over such Aircraft.

16.10	Amendments in Writing.
The provisions of this Agreement may only be amended or modified by a writing executed by Owner Participant, Buyer and, to the extent such amendment or modification relates to an Aircraft, the relevant Seller.

16.11	Counterparts.
This Agreement may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

16.12	Assignment.
None of the parties may assign or transfer any of its/their rights, title, interests, obligations or duties pursuant to this Agreement except with the prior written consent of the other party.

16.13	Delivery of Documents by E-mail (PDF) or Fax.
Delivery of an executed counterpart of this Agreement by email attachment (PDF) or by fax will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Agreement by email attachment (PDF) or by fax will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Agreement will not affect the validity or effectiveness of this Agreement.

Exhibit 10.1

16.14	Third Parties.
Any Seller Indemnitee may enforce the provisions of Article 8. Except as set forth in the foregoing sentence, no term of this Agreement will be enforceable by any Person who is not a party to this Agreement. Notwithstanding any term of this Agreement, the consent of any Person who is not a party to this Agreement is not required in order to rescind or vary this Agreement at any time.

16.15	[###].
EXCEPT FOR IN THE CASE OF A THIRD PARTY CLAIM GIVING RISE TO A LOSS FOR WHICH BUYER HAS AN INDEMNITY OBLIGATION UNDER ARTICLE 8 OR A PARTY’S BREACH OF ITS OBLIGATION UNDER ARTICLE 16.2, EACH PARTY HERETO AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO [###] CONTAINED IN THIS AGREEMENT.

16.16	Entire Agreement.
This Agreement constitutes the entire agreement between the parties in relation to the sale of the Aircraft by Seller to Buyer and the purchase of the Aircraft by Buyer from Seller and supersedes all previous proposals, agreements and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

16.17	Owner Participant Instruction.
Owner Participant hereby instructs each Seller to enter into this Agreement and perform its obligations hereunder, and to enter into such other documents and take such other actions as may be necessary to consummate the transactions contemplated hereby.

Exhibit 10.1

IN WITNESS WHEREOF, each Seller, Owner Participant and Buyer executed this Agreement as of the date shown at the beginning of this Agreement.

Sellers: WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2433)

By: /s/ Chad May Chad May
Its: Assistant Vice President

WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2470)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2473)

By: /s/ Chad May Chad May
Its: Assistant Vice President

Exhibit 10.1

WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2485)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2490)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2673)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2679)

By: /s/ Chad May Chad May
Its: Assistant Vice President

Exhibit 10.1

WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2704)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2711)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 2978)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 3007)

By: /s/ Chad May Chad May
Its: Assistant Vice President

Exhibit 10.1

WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 3017)

By: /s/ Chad May Chad May
Its: Assistant Vice President
WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 3026)

By: /s/ Chad May Chad May
Its: Assistant Vice President

WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee for the Trust Agreement (MSN 3165)

By: /s/ Chad May Chad May
Its: Assistant Vice President

Exhibit 10.1

Buyer: SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie Edward M. Christie
Its: President & CFO

Owner Participant: AERCAP GLOBAL AVIATION TRUST
By: /s/ Patrick Treacy Patrick Treacy
Its: Chief Insurance Officer

Exhibit 10.1

EXHIBIT A: AIRCRAFT DESCRIPTION

Aircraft 1
Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2005
Manufacturer's Serial Number:                2433
U.S. Registration Mark:                    N502NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V11893 and V11896

Aircraft 2

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2005
Manufacturer's Serial Number:                2470
U.S. Registration Mark:                    N503NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V11942 and V11946
Aircraft 3
Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2005
Manufacturer's Serial Number:                2473
U.S. Registration Mark:                    N504NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V11963 and V11950
Aircraft 4
Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2005
Manufacturer's Serial Number:                2485
U.S. Registration Mark:                    N505NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V11952 and V11965
Aircraft 5

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2005
Manufacturer's Serial Number:                2490
U.S. Registration Mark:                    N506NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V11960 and V11971
Aircraft 6

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2006
Manufacturer's Serial Number:                2673
U.S. Registration Mark:                    N512NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12239 and V12204

Exhibit 10.1

Aircraft 7
Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2006
Manufacturer's Serial Number:                2679
U.S. Registration Mark:                    N514NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12207 and V12199
Aircraft 8

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2006
Manufacturer's Serial Number:                2704
U.S. Registration Mark:                    N516NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12232 and V12230
Aircraft 9

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2006
Manufacturer's Serial Number:                2711
U.S. Registration Mark:                    N517NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12218 and V12225
Aircraft 10

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2007
Manufacturer's Serial Number:                2978
U.S. Registration Mark:                    N527NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12474 and V12478
Aircraft 11

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2007
Manufacturer's Serial Number:                3007
U.S. Registration Mark:                    N529NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12458 and V12496
Aircraft 12

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2007
Manufacturer's Serial Number:                3017

Exhibit 10.1

U.S. Registration Mark:                    N530NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12506 and V12512

Exhibit 10.1

Aircraft 13

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2007
Manufacturer's Serial Number:                3026
U.S. Registration Mark:                    N531NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12518 and V12537
Aircraft 14

Aircraft Manufacturer and Model:            Airbus A319-100
Year of Aircraft Manufacture:                2007
Manufacturer's Serial Number:                3165
U.S. Registration Mark:                    N532NK
Engine Manufacturer and Model:            IAE V2524-A5
Engine Serial Numbers:                 V12632 and V12607

Exhibit 10.1

EXHIBIT A-1: BASE PURCHASE PRICE AND SCHEDULED SALE MONTH

Aircraft	MSN	Base Purchase Price $US	Scheduled Sale Month
1	2433	$[###]	June 2018
2	2470	$[###]	May 2018
3	2473	$[###]	May 2018
4	2485	$[###]	June 2018
5	2490	$[###]	June 2018
6	2673	$[###]	June 2018
7	2679	$[###]	June 2018
8	2704	$[###]	May 2018
9	2711	$[###]	May 2018
10	2978	$[###]	April 2018
11	3007	$[###]	May 2018
12	3017	$[###]	April 2018
13	3026	$[###]	April 2018
14	3165	$[###]	April 2018
Total:		$285,000,000

Exhibit 10.1

EXHIBIT B: LEASES

1.The aircraft lease agreement dated as of October 26, 2005 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 3017 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
2.The aircraft lease agreement dated as of October 26, 2005 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 3007 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
3.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2473 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
4.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2490 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
5.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2470 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
6.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2673 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
7.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2704 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
8.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2433 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
9.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Corporation (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2711 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
10.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the

Exhibit 10.1

Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2978 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
11.The aircraft lease agreement dated as of October 26, 2005 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 3165 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
12.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2485 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
13.The aircraft lease agreement dated as of October 26, 2005 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 3026 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).
14.The aircraft lease agreement dated as of April 30, 2004 between Wilmington Trust Company acting not in its individual capacity but solely as owner trustee for the Trust Agreement relating to the Aircraft (LESSOR) and Spirit Airlines, Inc. in respect of one Airbus A319-100 aircraft with manufacturer’s serial number 2679 (the Aircraft), as the same has been amended, supplemented, assigned, transferred or otherwise modified (the Lease).

Exhibit 10.1

EXHIBIT C: TRUST AGREEMENTS

1.
Trust Agreement (MSN 2433), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2433 (the “Trust Agreement (MSN 2433)”).

2.
Trust Agreement (MSN 2470), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2470 (the “Trust Agreement (MSN 2470)”).

3.
Trust Agreement (MSN 2473), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2473 (the “Trust Agreement (MSN 2473)”).

4.
Trust Agreement (MSN 2485), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2485 (the “Trust Agreement (MSN 2485)”).

5.
Trust Agreement (MSN 2490), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2490 (the “Trust Agreement (MSN 2490)”).

6.
Trust Agreement (MSN 2673), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2673 (the “Trust Agreement (MSN 2673)”).

7.
Trust Agreement (MSN 2679), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2679 (the “Trust Agreement (MSN 2679)”).

8.
Trust Agreement (MSN 2704), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2704 (the “Trust Agreement (MSN 2704)”).

9.
Trust Agreement (MSN 2711), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2711 (the “Trust Agreement (MSN 2711)”).

10.
Trust Agreement (MSN 2978), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 2978 (the “Trust Agreement (MSN 2978)”).

11.
Trust Agreement (MSN 3007), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 3007 (the “Trust Agreement (MSN 3007)”).

Exhibit 10.1

12.
Trust Agreement (MSN 3017), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 3017 (the “Trust Agreement (MSN 3017)”).

13.
Trust Agreement (MSN 3026), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 3026 (the “Trust Agreement (MSN 3026)”).

14.
Trust Agreement (MSN 3165), dated as of February 1, 2013, between AerCap Global Aviation Trust and Wilmington Trust Company (as assigned), not in its individual capacity, but solely as Owner Trustee with respect to the Airbus A319-100 aircraft bearing manufacturer's serial number 3165 (the “Trust Agreement (MSN 3165)”).

Exhibit 10.1

EXHIBIT D: AIRCRAFT CONDITION

AS-IS; WHERE-IS AND WITH ALL FAULTS

Exhibit 10.1

EXHIBIT E: ACCEPTANCE CERTIFICATE

SPIRIT AIRLINES, INC. ("Buyer") and WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as owner trustee (“Owner Trustee”) under the Trust Agreement (MSN [●]), dated as of [●], between AerCap Global Aviation Trust and Wilmington Trust Company (in such capacity as Owner Trustee, "Seller"), do hereby represent, acknowledge, warrant and agree as follows:

1.
Buyer and Seller are parties to the Aircraft Sale Agreement dated as of March 28, 2018 (hereinafter referred to as the "Sale Agreement") pursuant to which Buyer has agreed to purchase the Aircraft (as defined below). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Sale Agreement.

2.	Buyer has this day of (Time: ) at accepted for purchase from Seller:

(a)
One used Airbus model A319-100 aircraft bearing manufacturer's serial number [*] and U.S. Registration Mark N[*], together with two International Aero Engines AG (IAE) model V2524-A5 engines bearing manufacturer's serial numbers V[*] and V[*] (each of which has 750 or more rated take off horse power), and all Parts attached thereto (the “Aircraft”).

(b)	All Aircraft Documentation relating the Aircraft.

3.	All of the foregoing has been delivered and accepted on the date set forth above to Buyer's full satisfaction and pursuant to the terms and provisions of the Sale Agreement.

4.
The Aircraft and Aircraft Documentation relating to the Aircraft have been fully examined by Buyer and have been received in a condition fully satisfactory to Buyer and in full conformity with the Sale Agreement in every respect.

5.	Buyer agrees that it is purchasing the Aircraft "AS IS, WHERE IS AND WITH ALL FAULTS" and subject to the terms and conditions of the Sale Agreement.
Dated on the date set forth above
WILMINGTON TRUST COMPANY,
acting not in its individual capacity but solely
as Owner Trustee

By:     ___________________________
Its:     ___________________________

SPIRIT AIRLINES, INC.
By:     ____________________________
Its:     ____________________________

Exhibit 10.1

ATTACHMENTS:    1. List of Aircraft Documentation

Exhibit 10.1

EXHIBIT F: WARRANTY BILL OF SALE
WILMINGTON TRUST COMPANY, as acting not in its individual capacity but solely as owner trustee (“Owner Trustee”) under the Trust Agreement (MSN [●]), dated as of [●], between AerCap Global Aviation Trust and Wilmington Trust Company (in such capacity as Owner Trustee, “Seller”), is the owner of good, valid and marketable title to the following:
1.    One used Airbus model A319-100 aircraft bearing manufacturer's serial number [*].

2.	Two used International Aero Engines AG (IAE) model V2524-A5 engines bearing manufacturer's serial numbers V[*] and V[*].

3.	All Parts installed in or attached to such aircraft and engines.
4.    All Aircraft Documentation applicable to such aircraft and engines.
(collectively, the "Aircraft")
For and in consideration of the sum of One United States Dollar and other valuable consideration, receipt of which is hereby acknowledged, Seller does hereby sell, grant, transfer, deliver and set over to Buyer and its successors and assignees forever all of Seller's right, title and interest in and to the Aircraft, to have and to hold the Aircraft for its and their use forever.
Subject to the terms of the Aircraft Sale Agreement, dated as of March 28, 2018, among, inter alios, Seller, AerCap Global Aviation Trust and SPIRIT AIRLINES, INC. ("Buyer"), Seller hereby warrants to Buyer and its successors and assigns that there is hereby conveyed to Buyer good, valid and marketable title to the Aircraft, free and clear of any and all Warranted Security Interests, and that Seller will warrant and defend such title forever against all claims and demands.
Unless otherwise defined herein, capitalized terms used in this bill of sale have the same meaning as those used in the Aircraft Sale Agreement.
IN TESTIMONY WHEREOF Seller has executed this bill of sale at         hours (        time) this day of             .

WILMINGTON TRUST COMPANY,
acting not in its individual capacity but
solely as Owner Trustee

By: _________________________
Title: _______________________

Exhibit 10.1

EXHIBIT G: FORM OF LEASE TERMINATION AGREEMENT

Effective as of this ___ day of _____, 201_, the undersigned Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee (“Owner Trustee”) under the Trust Agreement (MSN [●]), dated as of [●], between AerCap Global Aviation Trust and Wilmington Trust Company, as lessor ("LESSOR"), and Spirit Airlines, Inc., as lessee ("LESSEE"), under that certain Aircraft Lease Agreement, dated as of [*], between Lessor and Lessee, as further described on the attached Annex (the “Lease”), in respect of one Airbus model A319-100 aircraft bearing manufacturer's serial number [*] and United States registration mark N[*]NK and the aircraft engines described on the attached Annex (the "Aircraft"), hereby terminate the leasing of the Aircraft and further release the Aircraft from all the terms and conditions of the Lease.
LESSOR and LESSEE acknowledge that the Aircraft is being sold by LESSOR to LESSEE and that the Aircraft will not be returned to LESSOR pursuant to the Lease.
LESSOR expressly waives its right to redelivery of the Aircraft on the expiry of the Lease in the condition required by the Lease.
LESSOR and LESSEE acknowledge that LESSOR will return the Security Deposit and Reserves to LESSEE by netting such amounts from the purchase price for the Aircraft. Upon such netting, LESSEE expressly waives and releases any claim, right or interest in and to the Security Deposit and Reserves.

The leasing of the Aircraft is hereby terminated; provided that all obligations under the Lease that by their express terms survive the termination of the Lease (or of the leasing of the Aircraft thereunder) shall remain in full force and effect.
This Lease Termination Agreement may be executed in counterparts. Delivery of an executed counterpart of this Lease Termination Agreement by fax or e-mail will be deemed as effective as delivery of an originally executed counterpart.
IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Termination Agreement to be executed by their respective officers as of the day and year first written above.
[Signature Page Follows]

Exhibit 10.1

Lessor: WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as Owner Trustee

By: ________________________________ Name: ______________________________
Its: ________________________________

Lessee: SPIRIT AIRLINES, INC.

By: ________________________________ Name: ______________________________
Its: ________________________________

Exhibit 10.1

EXHIBIT H: FORM OF FAA LEASE TERMINATION
RELEASE AND TERMINATION

The undersigned hereby agree that the Aircraft Lease Agreement listed on Annex A hereto is hereby terminated (except for those obligations that are expressly stated to survive termination) with respect to the Airbus model A319-100 aircraft bearing manufacturer's serial number [*] and U.S. registration mark [*] (the "Airframe") and the two International Aero Engines AG (IAE) model V2524-A5 aircraft engines bearing manufacturer's serial numbers V[*] and V[*] (the "Engines") and the Airframe and Engines are no longer subject to the terms thereof.

This Release and Termination may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Dated: ____________________, 201_

[SIGNATURES APPEAR ON FOLLOWING PAGE]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Release and Termination to be executed by their duly authorized representatives on the date first above written.

WILMINGTON TRUST COMPANY, acting not in its individual capacity but solely as Owner Trustee

By: ________________________________ Name: ______________________________
Its: ________________________________

SPIRIT AIRLINES, INC., as Lessee

By: ________________________________ Name: ______________________________
Its: ________________________________